UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2015

Service Corporation International

(Exact name of Registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-6402-1 (Commission File Number)	74-1488375 (I.R.S. Employer Identification Number)

1929 Allen Parkway Houston, Texas (Address of principal executive offices)	77019 (Zip code)

(713) 522-5141

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Underwriting Agreement

On August 10, 2015, Service Corporation International (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein, relating to the issuance and sale by the Company of $300 million in aggregate principal amount of 5.375% Senior Notes due 2024 (the “Notes”).

A copy of the Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and the description of the terms thereof is qualified in its entirety by reference to such exhibit, which is incorporated herein by reference.

Item 8.01	Other Information

On August 10, 2015, the Company issued a press release announcing the pricing of $300 million of the Notes in a reopening of its existing series of such Notes. The price to the purchasers was 103.75% of the principal amount of the Notes representing a yield-to-worst of 4.719%. The Company intends to close the sale of the Notes on August 18, 2015, subject to the satisfaction of customary closing conditions.

The press release also announced that the Company will be issuing a notice for the redemption of approximately $197 million aggregate principal amount of its 6.750% Senior Notes due 2016 pursuant to the terms of the indenture. The full text of the press release is attached hereto as Exhibit 99.1.

The information contained in this Current Report on Form 8-K, including the exhibits hereto, is neither an offer to sell nor a solicitation of an offer to purchase any of the Notes or any other securities of the Company. The Notes will be offered only by means of a prospectus supplement and accompanying base prospectus.

Item 9.01	Financial Statements and Exhibits

(d)	The following exhibits are included with this report:

Exhibit No.	Description

1.1	Underwriting Agreement dated August 10, 2015 between Service Corporation International and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein

99.1	Press release dated August 10, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 11, 2015

Service Corporation International

By:	/s/ Gregory T. Sangalis
	Name:	Gregory T. Sangalis
	Title:	Senior Vice President, General Counsel and Secretary

EXHIBITS

Exhibit No.	Description

1.1	Underwriting Agreement dated August 10, 2015 between Service Corporation International and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representative of the several underwriters named therein

99.1	Press release dated August 10, 2015